NUMBER  _____                                                       _____ SHARES

                   WESTWOOD HOMESTEAD FINANCIAL CORPORATION
                               CINCINNATI, OHIO

                      ORGANIZED UNDER THE LAWS OF INDIANA

                                                              CUSIP  961767 10 0

This certifies that


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $0.01 PER SHARE, OF


Westwood Homestead Financial Corporation (the "Corporation"), an Indiana corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.




          MARY ANN JACOBS                                     MICHAEL P. BRENNAN
          Secretary                                           President



Countersigned and Registered:

        STAR BANK, N.A.
        Transfer Agent and Registrar

                                 [ S E A L ]

   BY:
        ____________________________
        Authorized Signature

                   SEE REVERSE FOR RESTRICTION ON TRANSFER

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                   [FORM OF STOCK CERTIFICATE - BACK SIDE]

     The shares represented by this certificate are issued subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE VARIATIONS FOR FUTURE SERIES) WITHIN ANY CLASS OF STOCK. SUCH REQUEST MAY BE MADE IN WRITING TO THE SECRETARY OF THE CORPORATION.

                           RESTRICTION ON TRANSFER

     THE ARTICLES OF INCORPORATION INCLUDE A PROVISION WHICH PROHIBITS ANY PERSON FROM DIRECTLY OR INDIRECTLY ACQUIRING THE BENEFICIAL OWNERSHIP OF MORE THAN 10% OF ANY CLASS OF EQUITY SECURITY OF THE CORPORATION. SUCH PROVISION ELIMINATES THE VOTING RIGHTS OF SECURITIES ACQUIRED IN VIOLATION OF THE PROVISION. SUCH PROVISION WILL EXPIRE FIVE YEARS FROM THE DATE OF COMPLETION OF THE CONVERSION OF THE WESTWOOD HOMESTEAD SAVINGS BANK, CINCINNATI, OHIO, FROM MUTUAL TO STOCK FORM. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS ADDITIONAL INFORMATION WITH RESPECT TO SUCH RESTRICTION. SUCH REQUEST MAY BE MADE IN WRITING TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   -   as tenants in common
TEN ENT   -   as tenants by the entireties
JT TEN    -   as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFER MIN ACT  -  ...........Custodian..............under Uniform
                             (Cust)             (Minor)

                          Transfers to Minors Act.......................
                                                       (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _______________________________________________________
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint ______________________________, Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution.

Dated ___________________

                                        _______________________________
                                        Signature

                                        _______________________________
                                        Signature

In presence of: ______________________

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.